 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 17, 2012 (May 15, 2012)

CHINA JO-JO DRUGSTORES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34711	98-0557852
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Room 507-513, 5th Floor, A Building, Meidu Plaza Gongshu District, Hangzhou, Zhejiang Province People’s Republic of China
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	+86 (571) 88077078

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 15, 2012 (the “Effective Date”), Zhejiang Jiuxin Investment Management Co., Ltd. (“Jiuxin Management”) entered into a series of contractual arrangements with Zhejiang Jiuying Grand Pharmacy Co., Ltd. (“Jiuying Pharmacy”) and three of its five equity owners.  Jiuxin Management is one of the registrant’s wholly-owned subsidiaries in the People’s Republic of China (“China” or the “PRC”).

Jiuying Pharmacy was established in the PRC on February 27, 2012.  The five equity owners of Jiuying Pharmacy include two of the registrant’s wholly-owned subsidiaries in China, namely, Zhejiang Shouantang Medical Technology Co., Ltd. (“Shouantang Technology”) (39.00%), and Jiuxin Management (10.00%).  The other three equity owners are the co-founders of the registrant’s pharmacy business in China, namely, Mr. Lei Liu (19.89%), Mr. Chong’an Jin (15.81%), and Ms. Li Qi (15.30%) (collectively the “Owners”).

The contractual arrangements are comprised of a series of five agreements:

●
Pursuant to the Consulting Services Agreement, Jiuxin Management has the exclusive right to provide Jiuying Pharmacy with general business operation services, including advice and strategic planning, as well as consulting services related to their current and future operations (the “Services”).  Additionally, Jiuxin Management owns the intellectual property rights developed or discovered through research and development, in the course of providing the Services, or derived from the provision of the Services. Jiuying Pharmacy pays Jiuxin Management a quarterly consulting service fees equal to 51% of its profits for such quarter.  This agreement is in effect from May 15, 2012 to the last date of Jiuying Pharmacy’s term in operation, as may be extended.  Jiuxin Management may also terminate the agreement if Jiuying Pharmacy breaches the terms of the agreement, or without cause.

●
Pursuant to the Operating Agreement, Jiuxin Management agrees to guarantee Jiuying Pharmacy’s performance of its agreements with any third party.  In return, the Owners must appoint designees of Jiuxin Management to Jiuying Pharmacy’s board of directors and senior management.  In addition, Jiuying Pharmacy agrees to pledge its accounts receivable and all of its assets to Jiuxin Management.  Moreover, Jiuying Pharmacy will not engage in any transactions that could materially affect its respective assets, liabilities, rights or operations without Jiuxin Management’s prior consent.  Jiuying Pharmacy will also abide by corporate policies set by Jiuxin Management with respect to its daily operations, financial management and employment issues.  The term of this agreement is from May 15, 2012 until the maximum period of time permitted under PRC law.  On the other hand, Jiuying Pharmacy cannot terminate this agreement.

●
Pursuant to the Voting Rights Proxy Agreement, the Owners irrevocably grant Jiuxin Management and its designee with the right to exercise their voting and other ownership rights in Jiuying Pharmacy, as well as the rights to sell or transfer all or any of their equity interests in Jiuying Pharmacy.  This agreement may be terminated by mutual consent of the parties or upon 30-day written notice from Jiuxin Management.

●
Pursuant to the Equity Pledge Agreement, the Owners have pledged all of their equity interests in Jiuying Pharmacy to Jiuxin Management in order to guarantee Jiuying Pharmacy’s performance of its obligations under the Consulting Services Agreement.  If Jiuying Pharmacy or the Owners breach their obligations to Jiuxin Management, Jiuxin Management, as pledgee, will be entitled to certain rights, including the right to sell the pledged equity interests.  The Owners have also agreed that upon occurrence of any event of default, Jiuxin Management shall be granted an exclusive, irrevocable power of attorney to take actions in the place and stead of the Owners to carry out the security provisions of this agreement and take any action and execute any instrument that Jiuxin Management may deem necessary or advisable to accomplish the purposes of this agreement.  The Owners agree not to dispose of the pledged equity interests or take any actions that would prejudice Jiuxin Management’s interests.  This agreement will expire two (2) years after Jiuying Pharmacy’s obligations under the Consulting Services Agreements have been fulfilled.

●
Pursuant to the Option Agreement, the Owners irrevocably grant Jiuxin Management or its designee an exclusive option to purchase, to the extent permitted under PRC law, all or part of their equity interests in Jiuying Pharmacy for the cost of their initial contributions to the registered capital or the minimum amount of consideration permitted by applicable PRC law.  Jiuxin Management or its designee has sole discretion to decide when to exercise the option, whether in part or in full.  The term of this agreement is from May 15, 2012 to the maximum period of time permitted by law.

The foregoing description of the five agreements is qualified in its entirety by the copies thereof attached as Exhibits 10.1 to 10.5 to this Current Report on Form 8-K.

Jiuying Pharmacy was established for the registrant to hold the maximum amount of equity interests that a non-PRC citizen can hold in the retail pharmacy business under applicable PRC laws (49.00%).  Currently, neither the registrant nor its subsidiaries hold any equity interests in Hangzhou Jiuzhou Grand Pharmacy Chain Co., Ltd. (“Jiuzhou Pharmacy”), which operates the “Hangzhou Jiuzhou Grand Pharmacy” stores, or Shanghai Lydia Grand Pharmacy Co., Ltd. (“Shanghai Lydia”), a wholly-owned subsidiary of Jiuzhou Pharmacy which operates the “Lydia Grand Pharmacy” stores.  Instead, the registrant controls Jiuzhou Pharmacy and Shanghai Lydia through contractual arrangements identical to those that Jiuxin Management entered into with Jiuying Pharmacy and the Owners.  With the establishment of Jiuying Pharmacy, a majority of Hangzhou Jiuzhou Grand Pharmacy stores is intended to be shifted to Jiuying Pharmacy and become “Jiuying Grand Pharmacy” stores, although the timing of such has not yet been established.

Shouantang Technology was made a party to the Operating Agreement, the Voting Rights Proxy Agreement, the Equity Pledge Agreement and the Option Agreement for the sole purpose of acknowledging such agreements.

Item 8.01	Other Events.

On May 17, 2012, the registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, and the information in Exhibit 99.1 is incorporated herein by reference.

The information in Items 8.01 and 9.01(d) in this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statement and Exhibits.

(d)	EXHIBITS

Exhibit Number	Description
10.1	Consulting Services Agreement dated May 15, 2012.
10.2	Operating Agreement dated May 15, 2012.
10.3	Voting Rights Proxy Agreement dated May 15, 2012.
10.4	Equity Pledge Agreement dated May 15, 2012.
10.5	Option Agreement dated May 15, 2012.
99.1	Press release dated May 17, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHINA JO-JO DRUGSTORES, INC.
Date:	May 17, 2012	(Registrant)

		By:	/s/ Ming Zhao
Ming Zhao
Chief Financial Officer